UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 7, 2012

GROUPON, INC.

(Exact name of registrant as specified in its charter)

Commission File No. 001-35335

Delaware	27-0903295
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

600 West Chicago Avenue, Suite 620, Chicago Illinois	60654
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (312) 676-5773

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.*

On May 7, 2012, Groupon, Inc. (the “Company”) posted on its website (at groupon.com/blog and investor.groupon.com) the Letter to Stockholders from Andrew D. Mason, the Company’s CEO, contained in its Annual Report to Stockholders being mailed on or about May 10, 2012. A copy of the letter is furnished as Exhibit 99.1 to this Form 8-K.

Item 8.01.	Other Information.*

The information contained in Item 7.01 above is incorporated herein by reference.

* The information in Items 7.01 and 8.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GROUPON, INC.

Dated: May 7, 2012	By:	/s/ Jason E. Child
	Name:	Jason E. Child
	Title:	Chief Financial Officer

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Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

	Exhibit No.	Description
	99.1*	Letter to Stockholders

*The information furnished under Items 7.01 and 8.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

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